                                                                    EXHIBIT 4.1

        SPECIMEN OF THE COMMON STOCK OF LONG BEACH FINANCIAL CORPORATION

[decorative border surrounds the edges of the certificate]

COMMON STOCK                                                        COMMON STOCK

   [L O G O, consisting of the capital letters "LBF" surmounted by a seagull, with the word "CORP" in capital letters and smaller type]

[box surrounded by a decorative                 [box surrounded by a decorative
 border, with the word "NUMBER"                  border, with the word "SHARES"
 at the top of the box and "LB"                  at the top of the box]
 at the left side of the box]

INCORPORATED UNDER THE LAWS OF     LONG BEACH FINANCIAL CORPORATION        SEE REVERSE FOR
     THE STATE OF DELAWARE                                               CERTAIN DEFINITIONS
                                                                          CUSIP 542446 10 9

THIS CERTIFIES THAT

      [space]

IS THE RECORD HOLDER OF
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE
                                       OF
                        LONG BEACH FINANCIAL CORPORATION
TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE REGISTERED HOLDER HEREOF IN
    PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE
                                    PROPERLY
ENDORSED AND UPON PAYMENT OF ANY APPLICABLE TAXES. THIS CERTIFICATE IS NOT VALID
    UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF
ITS DULY AUTHORIZED OFFICERS.

   DATED:

/s/ JAMES J. SULLIVAN                                       /s/ M. JACK MAYESH
---------------------                                      ---------------------
     SECRETARY                     [S E A L,               CHAIRMAN OF THE BOARD
                     consisting of two concentric circles.
                      The inside circle contains the words
                       "Corporate Seal 1997 Delaware" and
                     the outside circle contains the words
                 "Long Beach Financial Corporation" and a star]

     COUNTERSIGNED AND REGISTERED
                 AMERICAN STOCK TRANSFER & TRUST COMPANY
                          TRANSFER AGENT AND REGISTRAR

     BY
                       AUTHORIZED SIGNATURE

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and a statement of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

TEN COM  --  as tenants in common              UNIF GIFT MIN ACT -- _______________________Custodian____________________
TEN ENT  --  as tenants by the entireties                                    (Cust)                       (Minor)
JT TEN   --  as joint tenants with right of                         Under Uniform Gifts to Minors
             survivorship and not as tenants                        Act_________________________________________________
             in common                                                                       (State)
                                                                    UNIF TRF MIN ACT --______Custodian ( Until age______ )
                                                                                       (Cust)
                                                                                       ___________under Uniform Transfers
                                                                                         (Minor)
                                                                                       to Minors Act_____________________
                                                                                                           (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


 _____________________________________
|                                      |
|                                      |
----------------------------------------

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Date______________________________

                                        X ___________________________________

                                        X ___________________________________
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By ________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION(BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.